NUVEEN INTERNATIONAL SELECT FUND

SUPPLEMENT DATED MARCH 11, 2011

TO THE PROSPECTUS DATED FEBRUARY 28, 2011,

AS PREVIOUSLY SUPPLEMENTED MARCH 2, 2011

In the “Shareholder Fees” table on page 67 of the prospectus, the correct maximum deferred sales charge (load), as a percentage of the lesser of purchase price or redemption proceeds, for Class R3 shares of the Nuveen International Select Fund is none. The maximum deferred sales charge of 1.00% as shown in the initially printed prospectus was incorrect, and no deferred sales charge was charged to any shareholder of Class R3 shares of the fund.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS FOR FUTURE REFERENCE

MGN-IS-0311P